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                                                                    Exhibit 1.1

                        CORPORATE OFFICE PROPERTIES TRUST

                                1,100,000 Shares

   10% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest

                    (Liquidation Preference $25.00 Per Share)

                             UNDERWRITING AGREEMENT


                                                                   June 29, 1999


PRUDENTIAL SECURITIES INCORPORATED
DEUTSCHE BANK SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
JANNEY MONTGOMERY SCOTT INC.
TUCKER ANTHONY CLEARY GULL
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

     Corporate Office Properties Trust, a Maryland real estate investment trust (the "Company"), and Corporate Office Properties, L.P., a Delaware limited partnership (the "Operating Partnership") hereby confirm their agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1. SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 1,100,000 shares (the "Firm Securities") of the Company's Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Preferred Shares"). The Company also proposes to issue and sell to the several Underwriters not more than 165,000 additional Preferred Shares if requested by the Representatives as provided in Section 3 of this Agreement. Any and all Preferred Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING PARTNERSHIP. The Company and the Operating Partnership represent and warrant to, and agree with, each of the several Underwriters that:

     (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Act"). A registration statement on such Form (File No. 333-71807) with respect to the Securities, including a basic prospectus subject to


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completion, has been filed by the Company with the Commission under the Act, and one or more amendments to such registration statement may have been so filed. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. A preliminary prospectus supplement relating to the Securities has been filed with the Commission pursuant to Rule 424(b) under the Act. The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus included in such registration statement, as so amended, describing the Securities and the offering thereof, in such form as has been provided to, or discussed with, and approved by the Representatives as provided in Section 5(a) of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Registration Statement" means such registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto and (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "Exchange Act"); the term "Preliminary
Prospectus" means the basic prospectus subject to completion included in the Registration Statement or in any post-effective amendment thereto, including all documents incorporated by reference therein filed under the Exchange Act and as supplemented by the preliminary prospectus supplement relating to the Securities as first filed with the Commission pursuant to Rule 424(b) under the Act; the term "Prospectus" means such basic prospectus, as supplemented by the final prospectus supplement relating to the Securities as first filed with the Commission pursuant to Rule 424(b) under the Act, including all documents incorporated by reference therein filed under the Exchange Act; and the term "Prospectus Supplement" means such final prospectus supplement. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus or the Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus or Registration Statement, as the case may be. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a Registration Statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus or any amendment or supplement thereto was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Exchange Act and
(ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Exchange Act and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission


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pursuant to Rule 424(b), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Exchange Act and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

     (c) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted, or to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

     (d) If the Company has elected to rely on Rule 462(b) (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

     (e) The Company and each of its subsidiaries listed on Schedule II hereto (the "Subsidiaries") have been duly organized and are validly existing as corporations, limited partnerships or other legal entities, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation and are duly qualified to transact business as foreign corporations, limited partnerships or other legal entities, as the case may be, and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on (i) the business prospects, affairs, prospects, management, condition, financial or otherwise, net worth, results of operations of the Company and its Subsidiaries, taken as a whole, (ii) the issuance, validity or enforceability of the Securities or (iii) the consummation of any of the transactions contemplated by this Agreement to be performed by the Company and the Subsidiaries (individually or collectively, a "Material Adverse Effect"). Complete and correct copies of the declaration of trust and of the bylaws of the Company, the certificate of limited partnership and agreement of limited partnership of the Operating Partnership and the charter documents, partnership agreements and other organizational documents of the other Subsidiaries, as applicable, and all amendments thereto as have been requested by the Underwriters or their counsel have been delivered to the Underwriters or their counsel. As of the Firm Closing Date, the partnership agreement of the Operating Partnership, as amended, will have been duly authorized, executed and delivered by the Company, as the general partner and as a limited partner and (assuming it has been duly authorized, executed and delivered by each of the other parties thereto, is a legal, valid and binding agreement of each such other party) will be valid, legally binding and enforceable in accordance with its terms


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subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought and (iii) the provisions of the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act").

     (f) The Company and each of its Subsidiaries have full power (corporate and other) to own or lease their respective properties or other assets and conduct their respective businesses as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (g) The issued and outstanding common and preferred units of limited partnership in the Operating Partnership ("Units") and other equity interests, as the case may be, of each of the Company's other Subsidiaries have been duly authorized and validly issued, are with respect to corporate Subsidiaries fully paid and nonassessable and, except as otherwise set forth in each of the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or reflected in the financial statements contained in those documents, are owned beneficially by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims, except for security interests, liens, encumbrances, equities or claims pursuant to the terms of a bona fide financing transaction.

     (h) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after having been issued and delivered to the Underwriters against payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of beneficial interest of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

     (i) The shares of beneficial interest of the Company conform to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the description contained in the articles supplementary determining the terms of the Securities (the "Articles Supplementary"), and at the Firm Closing Date and Option Closing Date, such descriptions will be, complete and accurate in all material respects.

     (j) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company and its Subsidiaries do not have outstanding, and at the Firm Closing Date and Option Closing Date will not have outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any shares of beneficial interest of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such shares of beneficial interest or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any


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shares of beneficial interest, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options. Upon payment of the purchase price and delivery of certificates evidencing the Securities in accordance herewith, the Underwriters will receive good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The form of share certificates to be used to evidence the Securities will be in due and proper form and will comply, in all material respects, with all applicable legal requirements. Other than (i) shares of beneficial interest issuable upon exercise of share options pursuant to the Company's stock-based plans for its employees and trustees, (ii) upon the redemption of Units, (iii) in connection with certain limited partnership interests in limited partnerships holding certain office properties retained by Shidler Equities, L.P. and Clay W. Hamlin, III, or (iv) in connection with the conversion of the 5.5% Series A Convertible Preferred Shares of Beneficial Interest of the Company into Common Shares of Beneficial Interest of the Company, no shares of beneficial interest of the Company are reserved for any purpose, except as disclosed in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (k) The consolidated financial statements and schedules and notes thereto of the Company and its consolidated Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and fairly present the financial position of the Company and its consolidated Subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements, schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein. Except as otherwise noted in the Prospectus, pro forma and/or as adjusted financial information included in the Prospectus has been prepared in accordance with the applicable requirements of the Act and the American Institute of Certified Public Accountants ("AICPA") guidelines with respect to pro forma and as adjusted financial information, and includes where required all adjustments necessary to present fairly the pro forma and/or as adjusted financial condition of the Company and the Subsidiaries presented or included at the respective dates indicated and the results of operations and cash flows for the respective periods specified. No other financial statements (or schedules) of the Company or any predecessor of the Company are required by the Act to be included in the Registration Statement or the Prospectus.

     (l) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the Exchange Act.

     (m) To the knowledge of the Company, after due inquiry, no legal or governmental proceedings are pending to which the Company, any of its Subsidiaries or any of their respective officers or trustees, in their capacity as such, is a party or to which the property or assets of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company, any of its Subsidiaries or any of their respective officers or trustees, in their capacity


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as such, or with respect to any of their respective properties or assets before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, having jurisdiction over the Company, any of its Subsidiaries or assets; and no contract, statute, regulation or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

     (n) Each of the Company and the Operating Partnership has full trust or partnership power, as the case may be, to enter into this Agreement, and to carry out all of the terms and provisions hereof to be carried out by them. This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership, and constitutes a valid and binding agreement of each of the Company and the Operating Partnership, and assuming due authorization, execution and delivery by the Underwriters, is enforceable against the Company and the Operating Partnership, in accordance with the terms hereof subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Articles Supplementary have been duly and validly authorized, executed and delivered by the Company, and constitute a valid and binding agreement of the Company, are enforceable against the Company in accordance with their terms, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

     (o) The execution, delivery and performance of this Agreement by the Company and the Operating Partnership, the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the execution and recording of the Articles Supplementary by the Company and the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require any material governmental license, permit, consent, approval, authorization or other order of, registration, filing or qualification with, any court or governmental body or agency (except for the filing of the Articles Supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"), which filing with the SDAT will be made prior to the Firm Closing Date and except such as have been obtained or may be required under the Act and the Exchange Act, securities, blue sky or real estate syndication laws of the various states, the bylaws and rules of the National Association of Securities Dealers, Inc. ("NASD") or the requirements of the New York Stock Exchange ("NYSE")), (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or conflict with or constitute a breach of any of the terms or provisions of, or a default under (and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of the foregoing), or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter, declaration of trust, bylaws, partnership agreement or other organizational document of the Company or any of the Subsidiaries or in the performance or observance of any obligation, covenant, agreement or condition contained in any indenture, loan agreement, mortgage, bond, debenture, note agreement, joint venture or partnership agreement, lease or other agreement or


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instrument that is material to the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound or,
(iii) violate or conflict with any applicable law or any rule, regulation, judgment, order, statute, administrative regulation or decree of any court or any governmental body or agency (foreign or domestic) having jurisdiction over the Company, any of the Subsidiaries or their respective property, in each case except for liens, charges, encumbrances, breaches, violations, defaults, rights to terminate or accelerate obligations, or conflicts, the imposition or occurrence of which would not have a Material Adverse Effect.

     (p) Subsequent to the respective dates as of which information is given in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and prior to the Firm Closing Date, neither the Company nor any of its Subsidiaries has sustained any material casualty loss, condemnations or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (q) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (r) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

     (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest; and (3) there has not been any material change in the capitalization, equity, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (t) As of the Firm Closing Date, the Company and each of its Subsidiaries will have good and marketable title in fee simple to all items of real property and marketable title to all personal property and assets owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as


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where the failure to have such title would not result in a Material Adverse
Effect or do not materially and adversely affect the value of such property or interfere with the use made or proposed to be made of such property by the Company or such Subsidiary (except in each case liens securing indebtedness of the Company or its Subsidiaries as reflected in its financial statements included in the most recent Preliminary Prospectus or the Prospectus Supplement as the case may be), and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, except which would not result in a Material Adverse Effect or do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). To the knowledge of the Company and the Operating Partnership: (i) no lessee of any portion of the properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except in each case such defaults that would not have a Material Adverse Effect; (ii) the current use and occupancy of each of the properties complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (iii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the properties except such proceedings or actions that would not have a Material Adverse Effect.

     (u) No labor dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent that could result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (v) The Company and its Subsidiaries own, license or possess, or can acquire or have the full exclusive right to use on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing or notices challenging or questioning the validity or effectiveness of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (w) The Company and each of its Subsidiaries are insured by property, title, casualty and liability insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in Material Adverse Effect, except in such instances where the tenant is carrying such insurance or the tenant is self-insuring such risks and except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).


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     (x) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the equity interest in such Subsidiary held by the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or pursuant to the terms of a bona fide financing transaction.

     (y) The Company and its Subsidiaries possess all licenses, consents, exemptions, franchises, approvals, certificates, authorizations and permits ("Authorization") issued by the appropriate federal, state or foreign regulatory authorities necessary to own, lease, license and operate their respective properties and to conduct their respective businesses, and are in material compliance with such Authorizations and have complied in all material respects with the laws, regulations and orders applicable to them or their businesses and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (z) Neither the Company nor any of its Subsidiaries is or will conduct its operations in a manner that will subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company or any Subsidiary to become an investment company subject to registration under such Act.

     (aa) The Company and each of its Subsidiaries has filed all foreign, federal, state and local income tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or which would not result in a Material Adverse Effect.

     (bb) Except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (A) to the knowledge of the Company, after due inquiry, neither the Company nor any of the Subsidiaries has violated (i) any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") (and the Company and the Subsidiaries are in compliance with all requirements of applicable permits, licenses, approvals or other Authorizations issued pursuant to Environmental Laws), (ii) any provisions of the Employee Retirement Income Security Act of 1974, as amended or (iii) any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, (B) to the knowledge of the Company and the Subsidiaries, after due inquiry, none of the Company or the Subsidiaries has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any property, and no condition exists on, in, under or adjacent to any property that would reasonably be expected to result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (C) none of the Company or the Subsidiaries has received any written notice of a material claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any property; (D) none of the Company or any of the Subsidiaries has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any material violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any property; and (E) no property is included or, to the knowledge of the Company and the Subsidiaries, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA"), or included on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Company and the Subsidiaries has actual knowledge that any property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Company and the Subsidiaries, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

     As used herein, "HAZARDOUS SUBSTANCE" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C.
Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C.
Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing and containing a residue of any Hazardous Substance.

     (cc) To the knowledge of the Company, none of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

     (dd) Commencing with the Company's taxable year ended December 31, 1994, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a REIT. All statements in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) regarding the Company's qualification as a REIT are true, complete and correct in all material respects.

     (ee) Each certificate signed by any officer or authorized representative of the Company or any Subsidiary and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or any Subsidiary to each Underwriter as to the matters covered thereby.

     (ff) Except for the shares of capital stock or other equity interests of each of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (gg) Except as otherwise provided for in the Prospectus, there are no holders of securities of the Company, who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to register under the Act, or to include in the Registration Statement, securities held by them.

     (hh) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets, financial and corporate books and records is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (ii) Neither the Company nor any of the Subsidiaries is in breach or violation of its respective declaration of trust, charter, bylaws, partnership agreement or other organizational document, as the case may be, or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, bond, debenture, note agreement, joint venture or partnership agreement, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound (and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of foregoing), where such violation or default would have a Material Adverse Effect.

     (jj) Prior to the Firm Closing Date, the Preferred Shares will be duly authorized for listing on the NYSE upon official notice of issuance.

     (kk) The Company has timely filed all documents required to be filed by it under the Exchange Act.

     (ll) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the trustees, directors, officers, shareholders, customers or suppliers of the Company or the Subsidiaries on the other hand, which is required by the Act or the rules of the NASD to be described in the Registration Statement and the Prospectus which is not so described.

     (mm) Except as otherwise disclosed in the Prospectus under "Our Office Portfolio - Pending Acquisition," there are no contracts, agreements, letters of intent, understandings or any other documents relating to the pending acquisition of any real property by the Company or the Operating Partnership that are required to be disclosed in the Prospectus.

     3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $24.0625 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. In order the meet the requirements for listing the Securities on the NYSE, the Underwriters undertake to sell (i) the Securities to ensure a minimum of 100 beneficial holders with a minimum of 100,000 Securities outstanding and (ii) sufficient Securities so that following the offering of the Securities, the Securities have a minimum aggregate market value of at least $2.0 million. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered, with transfer taxes thereon duly paid, by or on behalf of the Company to Prudential Securities Incorporated through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at 9:30 A.M., New York time, on July 7, 1999, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for inspection by the Representatives at the offices of DTC or its designated custodian at least 24 hours prior to the Firm Closing Date.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3 , plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend," an amount equal to the dividend payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the NYSE is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional Shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     The documents to be delivered on the Firm Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 7 of this Agreement shall be delivered at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166 and the Securities shall be delivered at the offices of DTC, all on the Firm Closing Date or such Option Closing Date, as the case may be.

     (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

     (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     5. COVENANTS OF THE COMPANY AND THE OPERATING PARTNERSHIP. The Company and the Operating Partnership covenant and agree with each of the Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the Prospectus, any amendment or supplement thereto or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

     (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof and, if requested by the Underwriters, to confirm such advice in writing, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, (iv) the effectiveness of any amendment to the Registration Statement or any Rule 462(b) Registration Statement, the transmittal to the Commission for filing of any Preliminary Prospectus or Prospectus or other supplement or amendment thereto to be filed pursuant to the Act, any request made by the Commission for amending the Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional information or (v) the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement, the Preliminary Prospectus or Prospectus untrue or which requires any additions to or changes in the foregoing in order to make the statements therein not misleading. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal or lifting thereof as promptly as possible.

     (c) The Company will arrange for the registration or qualification of the Securities for offering and sale under the applicable state securities or blue sky laws and real estate syndication laws of such jurisdictions as the Representatives may designate and will continue such registration or qualifications in effect for as long as may be necessary to complete the distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Exchange Act or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement, or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and
(iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

     (f) The Company, as soon as practicable but not later than sixty (60) days after the close of the period covered thereby (ninety (90) days in the event the close of such period is the close of the Company's fiscal year), will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its Subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than ninety (90) days after such date), and, if required by Rule 158 of the Act, to file such statement as an exhibit to the next periodic report required to be filed by the Company under the Exchange Act covering the period when such earnings statement is released.

     (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

     (h) The Company will not, at any time, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (i) If at any time during the first to conclude of the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Preferred Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (j) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees or give irrevocable instructions for the payment of such fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and
(ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

     (k) The Company will use its best efforts to cause the Securities to be duly authorized for listing by the NYSE prior to the Firm Closing Date and to maintain the listing of the Securities on the NYSE for a period of two years after the Firm Closing Date and thereafter unless the Company's Board of Trustees determines that it is no longer in the best interests of the Company for the Securities to continue to be so listed.

     (l) During the period of five years after the date of this Agreement, to furnish to you as soon as available copies of all regular and periodic reports or other publicly available information of the Company and any of the Subsidiaries furnished to the record holders of shares of beneficial interest or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and the Subsidiaries as you may reasonably request.

     (m) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

     (n) To use its best efforts to do and perform all things required to be done and performed under this Agreement by the Company or the Operating Partnership prior to the Firm Closing Date and Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Securities.

     (o) The Company will prepare and file or transmit for filing with the Commission in accordance with Rule 424(b) of the Act copies of the Prospectus.

     (p) The Company will use its best efforts to continue to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Code unless the Company's Board of Trustees determines that it is no longer in the best interests of the Company to be so qualified.

     (q) The Company shall duly file the Articles Supplementary designating the Preferred Shares with the SDAT.

     6. EXPENSES. The Company will pay all costs, fees, taxes and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs, fees, taxes and expenses incident to (i) the printing, filing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the mailing and delivery to the Underwriters of copies of the foregoing documents,
(iii) the fees, expenses and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, printing, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the filing of the Articles Supplementary with the SDAT and the registration or qualification of the Securities under state securities and blue sky laws and the real estate syndication laws of the several states, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees and disbursement of counsel for the Underwriters in connection with the review and clearance of the offering of the Securities by the Commission (and the NASD) relating to the Securities, (vii) the listing of the Securities on the NYSE, (viii) meetings with prospective investors in the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters), (ix) advertising approved by the Company relating to the offering of the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (x) any transfer taxes imposed on the sale by the Company of the Securities to the Underwriters. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Operating Partnership to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company and the Operating Partnership will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that are the responsibility of the Company pursuant to this Section 6 and that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company and the Operating Partnership shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities under this Agreement shall be subject, in the Representatives' sole discretion, to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct, in all material respects, on the Firm Closing Date with the same force and effect as if made on and as of the Firm Closing Date.

     (b) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act; the Prospectus and/or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by such Rule; if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have been filed by 10:00 A.M., New York City time, on the day after the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Company, after due inquiry, shall be contemplated by the Commission. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Company, after due inquiry, shall be contemplated by the state securities authority of any jurisdiction.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Morgan, Lewis & Bockius LLP, counsel for the Company, to the effect that:

          (i) The Company and each of its Subsidiaries are validly existing as corporations, limited partnerships or other legal entities, as the case may be in good standing under the laws of their respective jurisdictions of formation and are duly qualified and registered to transact business as foreign corporations, limited partnerships or other legal entities, as the case may be and are in good standing under the laws of the jurisdictions identified on Schedule II hereto where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

          (ii) The Company and each of the Subsidiaries have corporate, trust or partnership authority or power to own, operate or lease their respective properties and other assets and conduct the respective businesses in which they are engaged or propose to engage, in each case, as described in the Registration Statement and the Prospectus, and the Company and the Operating Partnership have corporate or other power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by them;

          (iii) The issued and outstanding common and preferred units of limited partnership of the Operating Partnership, and the issued and outstanding membership interests and other equity interests, as the case may be, of each of the other Subsidiaries have been duly authorized and validly issued, are with respect to corporate Subsidiaries fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to the knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and, except as otherwise set forth in the Prospectus, to the knowledge of such counsel, are owned beneficially by the Company free and clear of any perfected security interests or, any other security interests, liens, encumbrances, equities or claims, except for security interests, liens, encumbrances, equities or claims pursuant to the terms of a bona fide financing transaction;

          (iv) The Company has an authorized capitalization consisting of 50,000,000 shares of beneficial interest as set forth in the Prospectus; all of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to the knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement by all necessary action of the Company and, when validly issued and delivered to and paid for by the Underwriters pursuant to this Agreement and in accordance with the resolutions of the Board of Trustees of the Company authorizing their issuance, will be duly authorized, validly issued, fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the NYSE; no holders of outstanding shares of beneficial interest of the Company are entitled, to such counsel's knowledge, to any preemptive or other rights to subscribe for any of the Securities; the terms of the Securities conform in all material respects to all statements and descriptions related thereto under the captions "Description of Shares" and "Description of Series B Preferred Shares" contained in the Registration Statement and Prospectus, respectively, and to the descriptions contained in the Articles Supplementary. The form of share certificate evidencing the Securities is in due and proper form in all material respects and complies in all material respects with all applicable legal requirements under Maryland law. The issuance of the Securities is not subject to any preemptive or other similar rights arising under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland or the Company's declaration of trust or bylaws, as amended to date;

          (v) The statements set forth under the heading "Description of Series B Preferred Shares" in the Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the Securities and charter documents of the Company and the Operating Partnership, have been reviewed by such counsel and are correct in all material respects and provide a fair summary of such provisions; and the statements set forth under the heading "Certain Federal Income Tax Matters" in the Prospectus Supplement, insofar as such statements constitute statements of law, description of statutes, rules or regulations, a summary of the legal matters or proposed legislation referred to therein, have been reviewed by such counsel and are correct in all material respects and provide a fair summary of such matters;

          (vi) The execution and delivery of this Agreement has been duly authorized by all necessary action of the Company and the Operating Partnership, and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and is valid, legally binding and enforceable, subject to (a) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

          (vii) The filing of the Articles Supplementary with the SDAT has been duly authorized by all necessary action of the Company, and the Articles Supplementary are valid, legally binding and enforceable subject to (a) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

          (viii) To such counsel's knowledge, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and the descriptions thereof are accurate in all material respects and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and to such counsel's knowledge no contract, statutes, regulations or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required and the descriptions of any such contracts, statutes, regulations or other documents are accurate in all material respects;

          (ix) To such counsel's knowledge, the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the execution, delivery, performance and the compliance by the Company and the Operating Partnership with this Agreement and the consummation of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration, order, filing or qualification of or with any court, regulatory body, administrative agency or other governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or real estate syndication laws of the various states in connection with the purchase and distribution of the securities by the Underwriters, except such as are related to the filing of the Articles Supplementary with the SDAT, which filing with the SDAT will be made prior to the Firm Closing Date or as may be required under the Act or other securities laws or bylaws and rules of the NASD, or the listing requirements of the NYSE or such as have been received prior to the date of the opinion, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of the foregoing), (x) the declaration of trust, charter, bylaws, partnership agreement or other organizational document of the Company or the Subsidiaries, (y) any document (as in effect on the date of such opinion) listed on Schedule IV to which the Company or any of the Subsidiaries is a party or by which the Company or any of such Subsidiaries or their respective property is bound (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), (C) violate or conflict with any applicable law, rule or administrative regulation of the United States, the State of Delaware or the State of Maryland, or (D) any order or administrative or court decree of which such counsel is aware, except in each case for conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect;

          (x) The Registration Statement is effective under the Act; the Prospectus or the Prospectus Supplement, as the case may be, has been filed with the Commission in the manner and within the time period required by Rules 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order of the Commission directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

          (xi) The Registration Statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement, as of the date hereof and at the time it became effective, the Prospectus, as of its date or when any amendment or supplement is filed with the Commission (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act;

          (xii) The authorized shares of beneficial interest of the Company conform as to legal matters in all material respects to the description thereof contained in the Prospectus or the description contained in the Articles Supplementary;

          (xiii) To the knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its respective charter, declaration of trust, bylaws, partnership agreement or other organizational document, as the case may be, and, to such counsel's knowledge, neither the Company nor any of such Subsidiaries is in default in the performance or observance of (and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of the foregoing), any obligation, agreement, covenant or condition contained in any document (as in effect on the date of such opinion) listed on Schedule IV to which the Company or any of such Subsidiaries is a party or by which the Company or any of such Subsidiaries or their respective property is bound (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), except in each case for violations or defaults which in the aggregate are not reasonably expected to have a Material Adverse Effect;

          (xiv) The Company and the Subsidiaries are not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

          (xv) To the best of such counsel's knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to include securities of the Company held by such person with the Securities registered pursuant to the Registration Statement.

     In addition, Morgan, Lewis & Bockius LLP shall confirm that the opinion filed as Exhibit 8.1 to the Registration Statement is true and correct as of the date thereof and permit the Underwriters to rely on such opinion as if it were addressed to the Underwriters.

     Further, Morgan, Lewis & Bockius LLP shall state that they have participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the independent public accountants for the Company and representatives of the Underwriters and their counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis thereof (relying as to materiality to the extent it deems appropriate upon the opinions of officers and other representatives of the Company), but without independent verification by such counsel of, and without passing upon or assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to the attention of such counsel that lead them to believe that (i) the Registration Statement, at the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Prospectus, as of its date or at the Firm Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

     In giving its opinion, such counsel shall expressly limit their opinion to matters of Federal and Pennsylvania law and the Revised Uniform Limited Partnership Act, the General Corporation Law of the State of Delaware and Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland and may rely without independent verification (A) as to all matters of fact, upon certificates and written statements of officers, trustees, directors, partners and employees of and accountants for the Company and the Subsidiaries and (B) as to the good standing and qualification of the Company and the Subsidiaries, to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions. Counsel need express no opinion (i) as to the enforceability of forum selection clauses in the federal courts or (ii) with respect to the requirements of, or compliance with, any state securities or blue sky or real estate syndication laws.

     For the purposes of the opinions presented in this Section 7(c), the term "Subsidiaries" shall include only those subsidiaries that are listed on Schedule
III. References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

     (d) You shall have received on the Firm Closing Date an opinion or opinions (satisfactory to you and your counsel), dated the Firm Closing Date, of John H. Gurley, Esq.,

General Counsel to the Company, as to the matters referred to in clauses (i),
(ii), (iii), (viii), (ix), (xiii) and (xiv) of Section 7(c) and in addition, John H. Gurley shall make statements similar to those contained in the second and third paragraphs following Section 7(c)(xv) hereto and shall be entitled to rely on those persons described in the third paragraph following Section 7(c)(xv) described therein. For the purposes of the opinions presented in this
Section 7(d), the term "Subsidiaries" shall include only those subsidiaries that are listed on Schedule V.

     (e) You shall have received on the Firm Closing Date an opinion, dated the Firm Closing Date, of Rogers & Wells LLP, counsel for the Underwriters, as to the matters referred to in clauses (iv) (with respect to the third and last sentences only), (v) (with respect to "Description of Series B Preferred Shares"
only), (vi) and (xi) of Section 7(c) and in addition, Rogers & Wells LLP shall make statements similar to those contained in the second and third paragraphs following Section 7(c)(xv) hereto (with respect to Federal, New York, Delaware and Maryland laws only) and shall be entitled to rely on those persons described in the third paragraph following Section 7(c)(xv) described therein.

     (f) You shall have received, on each of the date hereof and the Firm Closing Date, a letter dated the date hereof or the Firm Closing Date, as the case may be, in form and substance satisfactory to you (and your counsel), from PricewaterhouseCoopers LLP, independent public accountants, confirming that they are independent public accountants with respect to the Company and the Subsidiaries as required by the Act and with respect to the financial and other statistical and numerical information contained in the Registration Statement and containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     At the Firm Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to its attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Firm Closing Date which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the Firm Closing Date as the case may be.

     References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (g) The Company and the Subsidiaries shall not have failed on or prior to the Firm Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Firm Closing Date.

     (h) The Representatives shall have received a certificate, dated the Firm Closing Date, of Clay W. Hamlin, III and Thomas D. Cassel, solely in their capacities as the Chief Executive Officer and Vice President, Finance and Treasurer of the Company to the effect that:

          (i) All the representations and warranties of the Company in this Agreement shall be true and correct, in all material respects, on the Firm Closing Date with the same force and effect as if made on and as of the Firm Closing Date. The Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Firm Closing Date.

          (ii) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act; the Prospectus or the Prospectus Supplement, as the case may be, shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by such Rule; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened or, to the best of the Company's knowledge, after due inquiry, are contemplated by the Commission; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened or, to the best of the Company's knowledge, after due inquiry, are contemplated by the state securities authority of any jurisdiction; and

          (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus other than as set forth in or contemplated by the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and prior to the Firm Closing Date, except for changes of a general nature applicable to all real estate investment trusts, (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the results of operations, business, prospects, management or operations of the Company and the Subsidiaries, taken as a whole, (ii) there has been no casualty loss or condemnation or other adverse event with respect to any of the properties which would be material to the Company or the Subsidiaries, (iii) there has not been any material adverse change or any development involving a prospective material adverse change in the capitalization, long-term or short-term debt or in the shares of beneficial interest or equity of the Company or any of the Subsidiaries, (iv) except as described in the Prospectus, neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, which would be material, nor have they entered into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in the Prospectus, which would be material, to the Company and its Subsidiaries taken as a whole, and (v) except for regular quarterly distributions on the Securities, the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its shares of beneficial interest.

     (i) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, letters, documents, opinions or other information as they may have reasonably requested from the Company for the purpose of enabling them to pass upon the issuance and sale of the Securities, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (j) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

     (k) The Company shall have duly filed the Articles Supplementary designating the Preferred Shares with the SDAT.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities (except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively), including, without limitation,

          (i) A certificate, dated such Option Closing Date, of the President or a Vice President and the chief financial or chief accounting officer of the Company confirming that the certificates delivered at the Firm Closing Date pursuant to Section 7 hereof remain true and correct in all material respects as of such Option Closing Date.

          (ii) An opinion of Morgan, Lewis & Bockius LLP in form and substance satisfactory to you and your counsel, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 7(c) hereof.

          (iii) An opinion of John H. Gurley, Esq. in form and substance satisfactory to you and your counsel, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 7(d) hereof.

          (iv) An opinion of Rogers & Wells LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by 7(e) hereof.

          (v) A letter from PricewaterhouseCoopers, in form and substance satisfactory to you and your counsel and dated such Option Closing Date, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 7(f) hereof, dated not more than five days prior to such Option Closing Date.

     8. INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company and the Operating Partnership agree to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, judgments or liabilities (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) arise out of or are based upon:

          (i) Any untrue statement or alleged untrue statement made by the Company or the Operating Partnership in Section 2 of this Agreement,

          (ii) Any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or the Operating Partnership or based upon written information furnished by or on behalf of the Company or the Operating Partnership filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

          (iii) The omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading or

          (iv) Any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials prepared by the Company or the Operating Partnership or based upon written information furnished by or on behalf of the Company or the Operating Partnership (including, without limitation, slides, videos, films, tape recordings) used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and PROVIDED, FURTHER, that the Company will not be liable to any Underwriter, its directors, officers or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with
Section 5(a) and (d) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter, its directors, officers or any person who controls any such Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b) Each Underwriter, severally and not jointly, will indemnity and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, it any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages, judgments or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions and before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any action or claim. Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph
(d), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or any persons controlling the Underwriters, the Company, its trustees or officers, or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. Any successors to the Underwriters or any persons controlling the Underwriters, or to the Company, its trustees or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

     9. DEFAULT OF UNDERWRITERS. If on the Firm Closing Date or on an Option Closing Date, as the case may be, any one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Operating Partnership shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

          (i) The Company or any of its Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

          (ii) Trading in the Common Shares of Beneficial Interest of the Company shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended, or minimum or maximum prices shall have been established on such exchange or the suspension or material limitation of trading of any securities of the Company on any exchange or in the over the counter market;

          (iii) A banking moratorium shall have been declared by New York or United States authorities; or

          (iv) There shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U. S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

     12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page, the legend on the inside front cover, the information under the heading "Description of Series B Preferred Shares - New York Stock Exchange Listing" in the Prospectus Supplement (to the extent such statements relate to the Underwriters), and the information under the heading "Underwriting" in the Prospectus Supplement (to the extent such statements relate to the Underwriters and except for paragraphs 2, 4 (and the chart relating to the fees to be paid to the Underwriters) and 5), constitute the only information furnished by any

Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group with a copy to Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, Attention: Robert E. King, Jr.; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at Corporate Office Properties Trust, 401 City Avenue, Suite 615, Bala Cynwyd, Pennsylvania 19004, Attention: Clay W. Hamlin, III, with a copy to Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, Attention: John F. Bales, III.

     14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the parties accept for themselves and in connection with their properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waive any defense of forum non conveniens and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement.

     17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                        Very truly yours,

                                        CORPORATE OFFICE PROPERTIES TRUST


                                        By     /s/ Randall M. Griffin
                                          -----------------------------------
                                        Title  President and Chief Operating
                                               Officer



                                        CORPORATE OFFICE PROPERTIES, L.P.



                                        By: CORPORATE OFFICE PROPERTIES TRUST,
                                             its sole general partner



                                        By:    /s/ Randall M. Griffin
                                          -----------------------------------
                                        Title  President and Chief Operating
                                               Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED
DEUTSCHE BANK SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
JANNEY MONTGOMERY SCOTT INC.
TUCKER ANTHONY CLEARY GULL


By PRUDENTIAL SECURITIES INCORPORATED


By  /s/ Jean-Claude Canfin
   --------------------------------------
    Jean-Claude Canfin
    Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                 Number of Firm
                                                                 Securities to
Underwriter                                                      be Purchased
-----------                                                      --------------

Prudential Securities Incorporated                                   220,000
Deutsche Bank Securities Inc.                                        220,000
Donaldson, Lufkin & Jenrette Securities Corporation                  220,000
Janney Montgomery Scott Inc.                                         220,000
Tucker Anthony Cleary Gull                                           220,000
                                                                   ---------
Total                                                              1,100,000
                                                                   ---------
                                                                   ---------


                                   SCHEDULE II

                                  SUBSIDIARIES


                                             Jurisdiction of Incorporation/   Foreign
Name                                         Formation                        Qualification
----                                         ---------                        -------------
Corporate Office Properties, L.P.            Delaware                         MD, NJ, PA
Corporate Office Properties Holdings, Inc.   Delaware                         PA, NJ
Corporate Office Management, Inc.            Maryland                         N/A
Corporate Realty Management, LLC             Maryland                         DC, VA
                                                                              DE, PA, NJ
Corporate Development Services, LLC          Maryland
Blue Bell Investment Company, L.P.           Delaware                         PA
South Brunswick Investors, L.P.              Delaware                         NJ
NBP One, LLC                                 Maryland
Airport Square II, LLC                       Maryland
Airport Square IV, LLC                       Maryland
Airport Square V, LLC                        Maryland
Airport Square X, LLC                        Maryland
Airport Square XI, LLC                       Maryland
Airport Square XIII, LLC                     Maryland
Airport Square XIV, LLC                      Maryland
Airport Square XIX, LLC                      Maryland
Airport Square XX, LLC                       Maryland
Airport Square XXI, LLC                      Maryland
Tech Park I, LLC                             Maryland
Tech Park II, LLC                            Maryland
Tech Park IV, LLC                            Maryland
COPT Brandon, LLC                            Maryland
NBP 131-133-141, LLC                         Maryland
NBP 134, LLC                                 Maryland
NBP 135, LLC                                 Maryland
Commons Office Research, LLC                 Maryland
Gateway 44, LLC                              Maryland
Lakeview at the Greens, LLC                  Maryland
7318 Parkway Drive Enterprises, LLC          Maryland
7321 Parkway Drive Enterprises, LLC          Maryland
7200 Riverwood, LLC                          Maryland
Corporate Gatespring, LLC                    Maryland
Corporate Gatespring II, LLC                 Maryland
St. Barnabas, LLC                            Maryland
Three Centre Park, LLC                       Maryland
Comcourt Investors, L.P.                     Delaware                         PA
6385 Flank Drive, L.P.                       Pennsylvania


                                  SCHEDULE III

                           SUBSIDIARIES - MLB OPINION

Corporate Office Properties, L.P.
Corporate Office Management, Inc.
Corporate Realty Management, LLC
Corporate Development Services, LLC
Blue Bell Investment Company, L.P.
South Brunswick Investors, L.P.

                                   SCHEDULE IV

                               MATERIAL DOCUMENTS

     Amended and Restated Registration Rights Agreement, dated March 16, 1998, for the benefit of certain shareholders of the Company (filed with the Company's Quarterly Report on Form 10-Q on August 12, 1998 and incorporated herein by reference).

     Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated March 16, 1998 (filed with the Company's Quarterly Report on Form 10-Q on August 12, 1998 and incorporated herein by reference).

     First Amendment to Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated September 28, 1998 (filed with the Company's Current Report on Form 8-K on October 13, 1998 and incorporated herein by reference).

     Second Amendment to Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated October 13, 1998 (filed with the Company's Current Report on Form 8-K on October 28, 1998 and incorporated herein by reference).

     Third Amendment to Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 31, 1998 (filed with the Company's Current Report on Form 8-K on January 14, 1999 and incorporated herein by reference).

     Registration Rights Agreement, dated September 28, 1998, for the benefit of certain shareholders of the Company.

     Senior Secured Credit Agreement, dated October 13, 1997, (filed with the Company's Current Report on Form 8-K on October 29, 1997, and incorporated herein by reference).

     Amended and Restated Senior Secured Credit Agreement, dated August 31, 1998, between the Company, the Operating Partnership, Any Mortgaged Property Subsidiary and Bankers Trust Company as Agent.

     Project Consulting and Management Agreement, dated September 28, 1998, between Constellation Properties, Inc. and COMI (filed with the Company's Current Report on Form 8-K on October 13, 1998 and incorporated herein by reference).

     Agreement for Services, dated September 28, 1998, between the Company and Corporate Office Management, Inc.

     Promissory Note dated October 22, 1998, in the amount of $ 85,000,000 made by the Operating Partnership in favor of Teachers Insurance and Annuity Association of America.

                                   SCHEDULE V

                          SUBSIDIARIES - GURLEY OPINION

NBP One, LLC
Airport Square II, LLC
Airport Square XX, LLC
NBP 131-133-141, LLC
NBP 135, LLC
7200 Riverwood, LLC
Corporate Gatespring, LLC
St. Barnabas, LLC